SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 20, 2002

Date of Report (date of earliest event reported)

KOMAG, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	0-16852	94-2914864

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1710 Automation Parkway
San Jose, California 95131

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 576-2000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
EXHIBIT INDEX
EXHIBIT 99.1

Item 5. Other Events.

     Komag, Incorporated first presented this slide presentation to analysts on June 19, 2002, which is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Komag June 2002 Slide Presentation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Komag, Incorporated, a Delaware corporation

Dated: June 20, 2002	By:	/s/ Thian Hoo Tan
Thian Hoo Tan Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Komag June 2002 Slide Presentation.